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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported: AUGUST 15, 2005


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                                 1-10235                               36-3555336
(State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
 incorporation or organization)                                                        Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

Clinton L. Kooman, an officer of the Company, entered into a stock trading plan on August 12, 2005, in accordance with Rule 10b5-1 to sell/exchange up to 26,460 shares of the Company's common stock. The plan provides for the sale/exchange of specified share amounts at market prices. Sales/exchanges pursuant to this plan may begin on September 22, 2005 and will terminate on October 1, 2005, unless terminated sooner in accordance with the plan's terms. This plan was established during the Company's trading "window." In addition, Mr. Kooman has informed the Company that he will publicly disclose any stock sales/exchanges made under the Rule 10b5-1 plan as required by the securities laws.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IDEX CORPORATION



                                     /s/ Dominic A. Romeo
                                     ------------------------------------------
                                     Dominic A. Romeo
                                     Vice President and Chief Financial Officer


August 15, 2005